COLUMBIA ACORN TRUST

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn International®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn® Fund

ColumbiaSM Thermostat Fund®

Supplement dated October 18, 2010 to the Prospectuses dated May 1, 2010, each as supplemented

•	The section of each prospectus entitled “Choosing a Share Class – Reductions/Waivers of Sales Charges – Repurchases” is deleted in its entirety and replaced with the following disclosure:

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B or C shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B or C shares will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Shareholders should retain this Supplement for future reference.

C-1446-4 A (10/10)